Exhibit 10.13
WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT
     THIS WAIVER AND FOURTH AMENDMENT TO CREDIT AMENDMENT (this “Amendment”) is made and entered into as of March 10, 2008, by and among VOLUME SERVICES AMERICA, INC., a Delaware corporation (“VSA”), VOLUME SERVICES, INC., a Delaware corporation (“VS”), SERVICE AMERICA CORPORATION, a Delaware corporation (“SAC”) (VSA, VS and SAC are sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”), CENTERPLATE, INC., a Delaware corporation (“Holdings”), the Lenders signatory hereto, and GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender and as the Administrative Agent (the “Administrative Agent”).
Statement of Facts
     A. Borrowers, Holdings, the Lenders, and the Administrative Agent are parties to that certain Credit Agreement, dated as of April 1, 2005 , as amended by that certain First Amendment to Credit Agreement dated as of April 15, 2005, as further amended by that certain Consent and Amendment dated as of September 30, 2005, and as further amended by that certain Third Amendment to Credit Agreement dated as of June 8, 2007 (as so amended, the “Credit Agreement”; capitalized terms used but not defined in this Amendment have the meanings given in the Credit Agreement, as amended by this Amendment), whereby the Lenders have made certain extensions of credit to Borrowers.
     B. Borrowers and the other Loan Parties seek the Lenders’ consent to amend certain provisions of the Credit Agreement as provided for herein.
     C. Borrower and the Loan Parties also seek the Lenders’ waiver of any Event of Default that would have occurred but for the amendments of the Credit Agreement provided for herein.
Statement of Terms
     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendment. Subject to the terms and conditions of this Amendment, including without limitation Section 7 hereof, the Credit Agreement is hereby amended as follows which amendment shall be retroactive to December 31, 2007:
          (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:
          “Canadian Cash Deposit Accounts” shall mean the deposit accounts established in Canada by Servomation, Inc. with Royal Bank of Canada (or such other Canadian bank as may be acceptable to the Administrative Agent) for the purpose of making capital improvements to the Vancouver Convention Center.

          “IDS Secondary Offering Expenses” shall mean an amount not to exceed $1,660,000 and consisting of the aggregate expenses incurred by Holdings in connection with the secondary issuance by Holdings of IDS Securities pursuant to that certain Registration Statement on Form S-3 (No. 333-141551) and the related prospectus supplement dated December 3, 2007.
          (b) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of “EBITDA” and “Net Senior Debt” and substituting in lieu thereof the following new definitions to read in their entirety as follows:
          “EBITDA” shall mean, for any Fiscal Period, consolidated net income (or loss), as the case may be, of Holdings and its Subsidiaries determined on a consolidated basis in accordance with U.S. GAAP for such Fiscal Period (excluding all extraordinary gains or losses), and adding back to the extent deducted in determining such consolidated net income (or loss) for such Fiscal Period: (a) Interest Expense, (b) Depreciation, (c) Amortization, (d) Closing Costs in an amount not to exceed $8,000,000, (e) Tax Provisions, and (f) solely for the purpose of determining the Senior Leverage Ratio under clause (iii) of Section 6.19 for the Monthly Fiscal Period ending December 31, 2007, January 31, 2008 or February 29, 2008, the IDS Secondary Offering Expenses, in each case for such Fiscal Period, provided that in the event Holdings or any of its Subsidiaries makes a Permitted Business Acquisition during such period, EBITDA for such period shall be calculated on a pro forma basis, based on the results of such acquired person as if such Permitted Business Acquisition had occurred on the first day of such period; and provided, further, that with respect to any such Permitted Business Acquisition, EBITDA may be further adjusted for post-acquisition cost savings so long as any and all such adjustments are satisfactory to the Administrative Agent and the Administrative Agent has received from the Borrowers all supporting financial information as the Administrative Agent may reasonably request in order to properly consider its approval of such adjustments.
          “Net Senior Debt” shall mean, as of any date, (a) all Indebtedness of Holdings and its Subsidiaries on such date, measured on a consolidated basis (provided that with respect to the portion thereof represented by the Revolver Commitments, such amount shall be calculated as the weighted average principal balance of Revolving Credit Exposure outstanding during the immediately preceding twelve Monthly Fiscal Periods), plus (b) without duplication, the principal amount of the outstanding Term Loan, less (c) the amount of cash of Holdings and its Subsidiaries on the balance sheet on such date in excess of $7,500,000 to the extent such excess cash consists of immediately available, unrestricted funds in deposit accounts (which deposit accounts either (1) are swept on a daily basis to the Concentration Account or (2) constitute Blocked Accounts or the Concentration Account and are subject to a Control Agreement, in either case (1) or (2) above pursuant to Section 5.17 hereof, or (3) solely for the purpose of determining the Senior Leverage Ratio under clause (iii) of Section 6.19 for the Monthly Fiscal Period ending December 31, 2007, January 31, 2008 or February 29, 2008, constitute the Canadian Cash Deposit Accounts, excluding for all purposes of this clause (c) all cash in the Cash Collateral Account and all cash held for the benefit of third parties pursuant to Service Contracts other than, solely for purposes of clause (3) above, a Service Contract with Vancouver Convention & Exhibition Centre (whether or not such cash is held in deposit accounts in the name of Holdings or any of its Subsidiaries). “Net Senior Debt” shall not include (i) the

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outstanding principal amount of any Holdings Subordinated Notes and any Deferred Subordinated Note Interest, (ii) any early termination payments that would be owed if all outstanding interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements were terminated, (iii) obligations of Holdings or any of its Subsidiaries to make minimum payments or to provide minimum or guaranteed commissions under any Service Contract or any reasonable and customary indemnification obligation incurred by Holdings or its Subsidiaries, and (iv) the principal amount of Loans outstanding hereunder equal to the cumulative amount of Consolidated Service Contract Capital Expenditures under New Service Contract B made by the Loan Parties after the effective date of such Service Contract to the extent such Capital Expenditures were permitted hereunder.
     2. Waiver.
          (a) Subject to the terms and conditions of this Amendment, including without limitation Section 7 hereof, the Lenders hereby waive any Events of Default that may have occurred but for the amendments set forth in Section 1 above solely as a result of any Dividends having been paid by Holdings during any Dividend Suspension Period that may have occurred as a result of the Senior Leverage Ratio not meeting the threshold required under clause (iii) of Section 6.19 of the Credit Agreement for the Monthly Fiscal Period of December 2007, January 2008 or February 2008 (such Events of Default being herein collectively referred to as the “Specified Events of Default”).
          (b) The waiver provided in Section 2(a) above relates solely to the Specified Events of Default, and nothing in this Amendment is intended (or shall be construed) to be an approval, consent or waiver by the Lenders or the Administrative Agent of any other Default or Event of Default or of any other covenants, terms or provisions of the Credit Agreement or of the other Loan Documents.
     3. Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) this Amendment and the Confirmation attached hereto have been duly authorized, executed and delivered by such Borrower and any other Loan Party signatory thereto, (b) no Default or Event of Default has occurred and is continuing on and as of the date of this Amendment and after giving effect to this Amendment, and (c) all of the representations and warranties made by Holdings, Borrowers or any of the other Loan Parties in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment and after giving effect to this Amendment (except to the extent that any such representations or warranties (i) expressly referred to a specific prior date, or (ii) have changed based upon events expressly permitted by the Credit Agreement).
     4. Ratification. Each Borrower hereby ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and all other documents delivered by such Borrower in connection therewith (including without limitation the other Loan Documents to which such Borrower is a party), effective as of the date hereof and after giving effect to this Amendment.

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     5. Release. (a) Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent and Lenders, in their respective capacities as Administrative Agent and Lenders under the Credit Agreement, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Administrative Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, controversies, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date that this Amendment is executed by all parties, in each case solely for or on account of or relating to the Credit Agreement, any of the other Loan Documents or the transactions thereunder or related thereto, but not including any Claims based on (i) any unfulfilled Borrowing request that remains outstanding as of the date of this Amendment and for which a request for Borrowing has been properly given by Borrower Representative under the Credit Agreement but not yet funded by Lenders, or (ii) checks, wire transfers or other matters which are ancillary to the credit transactions contemplated by the Credit Agreement.
     (b) Each Loan Party understands, acknowledges and agrees that its release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
     (c) Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
     6. Reimbursement of Expenses. Additionally, Borrowers hereby agree, on a joint and several basis, to reimburse the Administrative Agent and the Lenders on demand for all reasonable costs and expenses (including without limitation reasonable attorney’s fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.
     7. Conditions to Effectiveness. This effectiveness of this Amendment shall be subject to satisfaction of each of the following conditions precedent:

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     (a) the Administrative Agent shall have received counterparts of this Amendment, duly executed, completed and delivered by Borrowers, the Administrative Agent and each of the Required Lenders;
     (b) the Administrative Agent shall have received evidence, in form and substance satisfactory to the Administrative Agent, that all cash held in the Canadian Cash Deposit Accounts has been transferred to a Blocked Account;
     (c) the Administrative Agent shall have received counterparts of the Confirmation attached to this Amendment, duly executed, completed and delivered by each Loan Party party thereto; and
     (d) the Administrative Agent shall have received payment by 3:00 P.M. (New York time), March 14, 2008 from Borrowers of the Amendment Fee (defined below) for the account of the Lenders that have duly executed and delivered a counterpart of this Amendment to the Administrative Agent on or prior to 12:00 P.M. (New York time), March 10, 2008.
     8. Amendment Fee. Borrowers hereby agree to pay to each Lender that executes and delivers a counterpart of this Amendment to the Administrative Agent on or prior to 12:00 P.M. (New York time), March 10, 2008 (such Lender referred to herein as a “Consenting Lender”), an amendment fee (the “Amendment Fee”) an amount equal to the sum of (1) the product of 0.20% multiplied by the amount of such Lender’s Revolving Credit Commitment as of the date of this Amendment plus the (2) the product of 0.20% multiplied by the outstanding principal amount of such Lender’s Term Loans as of the date of this Amendment. Borrower shall pay the Amendment Fee in immediately available funds to the Administrative Agent for distribution to the Consenting Lenders on or prior to 3:00 P.M. (New York time), March 14, 2008; provided, however, that the Amendment Fee shall not be due and payable by Borrowers (or distributed by the Administrative Agent) to Consenting Lenders unless and until all of the conditions precedent set forth in Sections 7(a), (b) and (c) of this Amendment shall have been satisfied. Any such Amendment Fees shall be distributed by the Administrative Agent to Consenting Lenders within five (5) Business Days after receipt thereof from Borrower, provided that all conditions precedent in Sections 7(a), (b) and (c) have been satisfied.
     9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.
     10. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, each Borrower hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

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     11. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.
     12. Entire Agreement. The Credit Agreement as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.
     13. No Other Amendments, Waivers or Amendments. Except for the amendments set forth in Section 1 above and the waiver set forth in Section 2 above, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Administrative Agent’s and the Lenders’ security interests in, security titles to or other Liens on any Collateral.
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     IN WITNESS WHEREOF, the parties have caused this Waiver and Fourth Amendment to Credit Agreement be duly executed by their respective duly authorized officers, as of the date first above written.

VOLUME SERVICES AMERICA, INC.

By:
Name:
Title:

VOLUME SERVICES, INC.

By:
Name:
Title:

SERVICE AMERICA CORPORATION

By:
Name:
Title:

CENTERPLATE, INC.

By:
Name:
Title:

[Signature Page to Waiver and Fourth Amendment to credit agreement]

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender and as Administrative Agent

By:
Name:
Title:

[Signature Page to Waiver and Fourth Amendment to credit agreement]

	,	as a Lender

By:
Name:
Title:

[Signature Page to Waiver and Fourth Amendment to credit agreement]

CONFIRMATION
          Each of the undersigned Loan Parties hereby acknowledges, consents and agrees to the terms of the foregoing Amendment and agrees and confirms that its obligations under each Loan Document to which it is a party will continue in full force and effect after giving effect to such Amendment.
     This                      day of March, 2008.

SERVICE AMERICA CONCESSIONS CORPORATION, a Maryland corporation

By:

Name:
Title:

SERVICE AMERICA OF TEXAS, INC., a Texas corporation

By:

Name:
Title:

V.S.I. OF MARYLAND, INC., a Maryland corporation

By:

Name:
Title:
[Signature Page to Waiver and Fourth Amendment to credit agreement]

CENTERPLATE OF KANSAS, INC., a Kansas corporation

By:

Name:
Title:
[Signature Page to Waiver and Fourth Amendment to credit agreement]